UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 9, 2012

ADVANCED BIOENERGY, LLC

(Exact name of Registrant as Specified in Charter)

Delaware	000-52421	20-2281511
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8000 Norman Center Drive Suite 610 Bloomington, MN		55437
(Address of Principal Executive Offices)		(Zip Code)

763-226-2701

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On August 9, 2012, the Company issued a press release announcing the termination of marketing agreements with Hawkeye Gold, LLC, the entry into marketing agreements with Gavilon, LLC, and the expansion of its grain storage capacity at its Nebraska facility.

The press release is attached as Exhibit 99.1

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release dated August 9, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED BIOENERGY, LLC

By:	/s/ Richard R. Peterson
Richard R. Peterson
President, Chief Executive Officer and Chief Financial Officer

Date: August 9, 2012